Exhibit 10.10

Limited Consent and Amendment to
Credit Agreement
This Limited Consent and Amendment to Credit Agreement (this “Limited Consent”), dated as of December 22, 2017 (the “Limited Consent Effective Date”), is among CONE MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as September 30, 2014 (as supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The Borrower has informed the Administrative Agent and the Lenders that NBL Midstream, LLC, a Delaware limited liability company (“NBL Midstream”), a subsidiary of Noble, and CNX Gas Company LLC, a Delaware limited liability company (“CNX Gathering”), a subsidiary of CNX Resources Corporation, a Delaware corporation (f/k/a/ CONSOL Energy Inc.), have entered into that certain Purchase Agreement, dated as of December 14, 2017 (as in effect on the date hereof, the “Purchase Agreement”) pursuant to which NBL Midstream has agreed to sell and convey all of its Capital Stock in CONE, the direct owner of all of the Capital Stock of the General Partner, to CNX Gathering and which would, absent a consent from the Lenders, result in a Change of Control (the “Specified CONE Change of Control”).
C.    The Borrower has requested that the Administrative Agent and the Lenders enter into this Limited Consent to (a) consent to the Specified CONE Change of Control, (b) amend the definition of “Change of Control” and (c) agree that each reference to “Noble” in the Credit Agreement shall be a reference to CONSOL (collectively, the “Specified Consents”).
D.    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Limited Consent.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Limited Consent, shall have the meaning ascribed such term in the Credit Agreement, as amended by this Limited Consent. Unless otherwise indicated, all section references in this Limited Consent refer to the Credit Agreement.

Section 2.Limited Consent. In reliance on the representations by the Loan Parties contained herein, the Lenders party hereto hereby consent to the Specified Consents; provided that:
(a)    the Purchase Agreement shall not have been amended, assigned, modified or waived in a manner adverse to the Lenders (as determined by the Administrative Agent) prior to the date of the Specified CONE Change of Control;

(b)    as of the date of the Specified CONE Change of Control, no Default or Event of Default shall exist;

(c)    the Specified CONE Change of Control shall have occurred on or before February 12, 2018; and

(d)    the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying to the foregoing as of the date of the Specified CONE Change of Control.

The limited consent granted in this Section 2 hereof is a one time consent and limited solely to the Specified Consents and nothing contained in this Section 2 shall be deemed a consent to, or waiver of, any other action or inaction of any Loan Party which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document. Neither the Lenders nor Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any other provision of the Credit Agreement or any other Loan Document and such limited consent shall not constitute a course of dealing among the parties.

Section 3.Amendment. Subject to the satisfaction of the conditions set forth in Section 2 hereof, on the date of the Specified CONE Change of Control:
3.1Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (iii) of the definition of “Change of Control” to read in full as follows:
“(iii) CONSOL to own or control, directly or indirectly, at least 75% of the Capital Stock of the General Partner.”

3.2Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “CONSOL” to read in full as follows:
“CONSOL” means CNX Resources Corporation, a Delaware corporation (f/k/a/ CONSOL Energy Inc.).

3.3Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “General Partner” to read in full as follows:
“General Partner” means CONE Midstream GP LLC, a Delaware limited liability company, or any successor entity thereto; provided that such successor entity is the sole general partner of the Borrower.

3.1Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Material Contracts” to read in full as follows:
(b) the First Amended and Restated Gathering Agreement dated as of December 1, 2016 by and between HG Energy II Appalachia, LLC, as successor in interest to Noble Energy, Inc., as shipper, and Opco, Cone Midstream Devco I LP, Cone Midstream Devco II LP, and Cone Midstream Devco III LP, collectively, as gatherer,

Section 4.Conditions Precedent. The effectiveness of this Limited Consent is subject to the following:
4.1Counterparts. The Administrative Agent shall have received counterparts of this Limited Consent from the Loan Parties and Lenders constituting at least the Required Lenders.

4.2Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Limited Consent Effective Date.

Section 5.Miscellaneous.
5.1Confirmation and Effect. The provisions of the Credit Agreement (as modified by this Limited Consent) shall remain in full force and effect in accordance with its terms following the effectiveness of this Limited Consent, and this Limited Consent shall not constitute a consent, waiver or amendment of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

5.2Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Limited Consent, (b) ratifies and affirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Credit Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as modified hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of the Limited Consent Effective Date or, if such representation speaks as of an earlier date, as of such earlier date, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Limited Consent are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Limited Consent constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Limited Consent, no Default or Event of Default exists.

5.3Counterparts. This Limited Consent may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Limited Consent by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4No Oral Agreement. THIS WRITTEN LIMITED CONSENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.5Governing Law. THIS LIMITED CONSENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Limited Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7Severability. Any provision of this Limited Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8Successors and Assigns. This Limited Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Limited Consent to be duly executed as of the day and year first above written.

BORROWER:	CONE MIDSTREAM PARTNERS LP, a Delaware limited partnership

By:    CONE Midstream GP LLC, a Delaware limited liability company, its general partner

By: /s/ David M. Khani
Name:
Title:

GUARANTORS:	CONE MIDSTREAM OPERATING COMPANY LLC, a Delaware limited liability company

By:    CONE Midstream Partners LP, a Delaware limited partnership, its sole member

By:    CONE Midstream GP LLC, a Delaware limited liability company, its general partner

By: /s/ David M. Khani
Name:
Title:

CONE MIDSTREAM DEVCO I GP LLC, a Delaware limited liability company;
CONE MIDSTREAM DEVCO II GP LLC, a Delaware limited liability company;
CONE MIDSTREAM DEVCO III GP LLC, a Delaware limited liability company;

By:    CONE Midstream Operating Company LLC, a Delaware limited liability company, its sole member

By:    CONE Midstream Partners LP, a Delaware limited partnership, its sole member

By:    CONE Midstream GP LLC, a Delaware limited liability company, its general partner

By: /s/ David M. Khani
Name:
Title:

CONE MIDSTREAM DEVCO LP, a Delaware limited liability company;

By:    CONE Midstream DevCo I GP LLC, its General Partner

By: /s/ David M. Khani
Name:
Title:

ADMINISTRATIVE AGENT:        JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Lender, Swing Line Lender and L/C Issuer

By:     /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

LENDERS:                    Wells Fargo Bank, National Association,
as Lender and L/C Issuer

By:     /s/ Jacob L. Osterman
Name:    Jacob L. Osterman
Title:    Director

Citibank, N.A.,
as Lender and L/C Issuer

By:     /s/ Cathy Shepherd
Name:    Cathy Shepherd
Title:    Vice President

Bank of America, N.A.,
as Lender and L/C Issuer

By:     /s/ Christopher Dibiase
Name:    Christopher Dibiase
Title:    Director

The Bank of Tokyo - Mitsubishi UFJ, Ltd.,
as Lender

By:     /s/ Stephen W. Warfel
Name:    Stephen W. Warfel
Title:    Managing Director

Barclays Bank PLC,
as Lender

By:     /s/ May Huang
Name:    May Huang
Title:    Assistant Vice President

Branch Banking & Trust Company,
as Lender

By:     /s/ Lincoln LaCour
Name:    Lincoln LaCour
Title:    Assistant Vice President

Compass Bank,
as Lender

By:     /s/ Mark H. Wolf
Name:    Mark H. Wolf
Title:    Senior Vice President

BNP Paribas,
as Lender

By:
Name:
Title:

Credit Suisse AG, Cayman Islands Branch,
as Lender

By:     /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:     /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Deutsche Bank AG New York Branch,
as Lender

By:
Name:
Title:

DNB Capital LLC,
as Lender

By:
Name:
Title:

By:
Name:
Title:

Goldman Sachs Lending Partners LLC,
as Lender

By:     /s/ Chris Lam
Name:    Chris Lam
Title:    Authorized Signatory

Mizuho Bank, Ltd.,
as Lender

By:     /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory

Morgan Stanley Bank, N.A.,
as Lender

By:
Name:
Title:

PNC Bank, National Association,
as Lender

By:     /s/ Daniel Winters
Name:    Daniel Winters
Title:    Assistance Vice President

Royal Bank of Canada,
as Lender

By:
Name:
Title:

The Bank of Nova Scotia,
as Lender

By:     /s/ Alan Dawson
Name:    Alan Dawson
Title:    Director

The Toronto Dominion (New York) LLC,
as Lender

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory